SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ____________


                          July 14, 1998 (July 10, 1998)
               (Date of Report (date of earliest event reported))


                                 PHH Corporation
             (Exact name of Registrant as specified in its charter)


              Maryland                       1-7797                52-0551284
   (State or other jurisdiction       (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                         Identification Number)

         6 Sylvan Way
    Parsippany, New Jersey                                                07054
(Address of principal executive office)                               (Zip Code)





                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.           Other Events.

On July 10, 1998, PHH Corporation ("PHH") entered into a Supplemental Indenture No. 1 (the "Supplemental Indenture") with The First National Bank of Chicago, as trustee, under the Senior Indenture, dated as of June 5, 1997. The Supplemental Indenture formalizes PHH's policy of limiting the payment of dividends and the outstanding principal balance of loans to Cendant Corporation ("Cendant"), PHH's parent company, to 40% of consolidated net income (as defined in the Supplemental Indenture)for each fiscal year. The Supplemental Indenture prohibits PHH from paying dividends or making loans to Cendant if, upon giving effect to such dividend and/or loan, PHH's debt to equity ratio exceeds 8 to 1.

A copy of the Supplemental Indenture is included as Exhibit 4.1 to this Report on Form 8-K and hereby is incorporated by reference herein.


Item 7.   Exhibits

Exhibit
   No.         Description

4.1 Supplemental Indenture No. 1, dated as of July 10, 1998, between PHH Corporation, as Issuer and The First National Bank of Chicago, as Trustee, to the Senior Indenture dated June 5, 1997.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                PHH CORPORATION



                                                By:  /s/ James E. Buckman
                                                         James E. Buckman
                                                         Senior Executive
                                                         Vice President and
                                                         General Counsel



Date: July 14, 1998

                                 PHH CORPORATION
                           CURRENT REPORT ON FORM 8-K
                   Report Dated July 14, 1998 (July 10, 1998)


                                  EXHIBIT INDEX


Exhibit No.       Description

4.1 Supplemental Indenture No. 1, dated as of July 10, 1998, between PHH Corporation, as Issuer, and The First National Bank of Chicago, as Trustee, to the Senior Indenture dated June 5, 1997.